EXHIBIT 10

                    FRIEDLAND FINANCE (NUMBER TWO) LIMITED

              IRREVOCABLE SALE MANDATE IN RESPECT OF BSKYB SHARES

To:  Morgan Grenfell & Co. Ltd
     Winchester House
     1 Great Winchester Street
     London
     EC2N 2DB

     (the "Agent")


                                                                8 October 2001

Dear Sirs,

1 We refer to the L1,280,691,772.55 Exchangeable Note due 2005 (the "Note") issued by Friedland Finance (Number Two) Limited (the "Issuer") which is exchangeable for ordinary shares of British Sky Broadcasting Group plc (the "Company").

2 This letter agreement (the "Agreement") sets out the terms and conditions upon and subject to which the Issuer irrevocably appoints the Agent, and the Agent accepts the appointment, to act as agent for the Issuer in relation to the sale of the Shares (as defined in paragraph 3(d)).

3    In this Agreement:

(a)  "Conditions" mean the terms and conditions of the Note;

(b) "Security Trustee" means Bankers Trustee Company Limited, in its capacity as security trustee under a deed of security dated 8 October 2001 made between the Issuer (1) and Bankers Trustee Company Limited (2), under which the Issuer has granted security over, inter alia, certain ordinary shares of the Company as security for its obligations under the Note;

(c)  "Other Issuer" means Friedland Finance (Number One) Limited;

(d) "Shares" means any of the ordinary shares of the Company which remain in the beneficial ownership of the Issuer after the Note has been redeemed (whether under Condition 6 (Redemption at the Option of the Noteholder), 8 (Redemption and Purchase) or 11 (Events of Default and Illegality); and

(e) expressions defined in the Note or the Conditions have the same meanings when used in this Agreement.

4 The respective obligations hereunder of the Issuer and the Agent are in all respects conditional upon there being any Shares remaining in the beneficial ownership of the Issuer after the Note has been redeemed. If this condition is not satisfied, this Agreement and the respective obligations hereunder of the Issuer and the Agent shall lapse and be of no effect.

5

(a) The Issuer hereby irrevocably appoints Morgan Grenfell & Co. Ltd as Agent for the Issuer, and Morgan Grenfell & Co. Ltd, relying on the warranties and indemnities set out in this Agreement, agrees to act as agent for the Issuer, to take, for the Issuer's account, the actions described in this Agreement.


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(b)  For the avoidance of doubt,  it is hereby  confirmed that the appointment of the Agent as provided in paragraph 5(a) shall apply irrespective of the identity of the holder of the Note immediately prior to the redemption of the Note.

6 On the date of redemption (the "Redemption Date") of the Note, the Issuer shall instruct the Security Trustee to transfer the Shares to the Agent, whereupon the Agent (or its nominees) shall be registered as the owner of the Shares.

7 During the period commencing on the date falling one month after the Redemption Date and ending no later than the date falling five months after the Redemption Date, the Agent shall, subject as provided in paragraph 8, sell the Shares, in one or more transactions, on the conditions set forth below:

(a) the Agent shall immediately prior to the sale of the Shares concerned obtain three price indications net of costs and expenses (the "Price
     Indications") from three major international reputable financial institutions conducting investment business in the United Kingdom (the "Bidding Institutions"); and

(b)  upon receipt of the Price Indications, the Agent will endeavour to either
     (i) sell the Shares concerned at a price at least equal to the highest Price Indication so received, or (ii) instruct the Bidding Institution with the highest Price Indication to sell the Shares concerned at a price at least equal to such Price Indication.

     Any sale under sub-paragraph (a) or (b) shall be effective with a value date not to exceed two business days immediately following the receipt of the Price Indications.

8 No sale of the Shares or any part thereof, pursuant to paragraph 7, shall be made to:

(a)  Vivendi Universal S.A. or any of its subsidiaries or affiliates; or

(b) to one single identified purchaser or to several connected purchasers acting in concert, if such sale comprises at the time of such sale more than 1 per cent. of the issued share capital of the Company, unless the European Commission has given its prior approval to such sale.

9 The proceeds of sale of the Shares shall be applied by the Agent as follows:

(a)  first,  in  payment  or  satisfaction  of the fees,  costs,  charges  and
     expenses,   reasonably  and  properly   incurred  by  the  Agent  in  the
     performance of its obligations under this Agreement; and

(b) secondly, in payment of the balance to the Issuer or as it may, by written notice to the Agent, direct.

10 All moneys received by the Agent in respect of Dividend Rights shall be paid promptly by it to the Issuer.

11 The Agent shall at all times refrain from exercising in respect of the Shares any voting rights and any powers or rights under the terms thereof or otherwise which may be exercised by the person or persons in whose name or names the Shares are registered or who is the holder thereof.

12 During the period that the Agent is acting as agent hereunder, the Issuer will make all payments which may become due in respect of any of the Shares.

13 The Issuer warrants and undertakes that the Shares will be sold by the Agent free from all liens, charges, encumbrances or other third party interests whatsoever.


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14   The Issuer shall at its own expense  execute and do all such  assurances, acts and things as the Agent may reasonably require for facilitating the sale of the Shares or any part thereof and exercising all powers, authorities and discretions vested in the Agent pursuant to this Agreement. To that intent, the Issuer shall in particular execute all transfers, conveyances, assignments and assurances, give all notices, orders and directions, and make all registrations, which the Agent may reasonably think expedient.

15

(a) The Issuer agrees to indemnify, defend and hold the Agent and its officers, directors, employees and agents harmless from and against any and all losses, claims, damages, demands, expenses, costs, causes of action, judgments or liabilities that may be incurred by it and its officers, directors, employees and agents arising directly or indirectly out of or in connection with this Agreement, including the legal costs and expenses as such expenses are incurred (including, without limitation, the expenses of any experts, counsel or agents) of investigating, preparing for or defending itself against any action, claim or liability in connection with its performance hereunder. In no event, however, shall the Issuer be obliged to indemnify the Agent harmless from any fees, expenses, charges and/or liabilities incurred by the Agent as a result of its own bad faith, wilful misconduct, negligence or breach by it of the terms of this Agreement.

(b) The Agent shall indemnify the Issuer for, and hold it harmless against, any loss, liability or expense properly incurred as a result of the negligence, bad faith or wilful misconduct of the Agent or breach of the terms of this Agreement, except such as may result from the Issuer's negligence, bad faith or wilful misconduct or that of its directors, officers, employees or agents.

16

(a) The Agent shall be responsible only for the performance of the duties and obligations expressly imposed upon it herein together with such other duties as are reasonably incidental thereto. The Agent shall have no implied duties or obligations other than the duty to act honestly and in good faith and to exercise the diligence of a reasonably prudent agent in comparable circumstances. The Agent shall not be under any obligation to take any action hereunder which may tend to involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it.

(b) The Agent's affiliates may engage or be interested in any business transaction with the Issuer without being liable to account to the Noteholder for any resulting profit, and may act on, or as depositary, trustee or agent for, any committee or body of holders of obligations of the Issuer as freely as if it were not a party to, or connected with a party to, this Agreement.

(c) The Agent may consult with legal or other professional advisers satisfactory to it and the written opinion of such advisers shall be full and complete authorisation and protection in respect of any action taken or omitted to be taken by it hereunder in good faith and in accordance with the opinion of such advisers provided it exercised due care in the appointment of such advisers. The Issuer agrees to reimburse the Agent for all expenses incurred by it in consulting such legal or other professional advisers.

(d) The Agent shall be protected and shall incur no liability for or in respect of any action taken or omitted to be taken or anything suffered by it in reliance upon any notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.


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


(e) In this Agreement, "successor" in relation to a party hereto means an assignee or successor in title of such party or any person who, under the laws of its jurisdiction of incorporation or domicile, has assumed the rights and obligations of such party hereunder to which under such laws the same has been transferred as the same shall have been approved in writing by the Issuer.

(f) The Agent shall be able to rely without enquiry on the certificate of any party as to any statement of such party which the Agent requires under the terms of this Agreement to carry out its duties hereunder.

17

(a)

     (i) Subject to paragraph 17(a)(iii), the Agent may resign its appointment hereunder at any time by giving to the Issuer at least 45 days' written notice to that effect provided that no such notice shall take effect until a new Agent has agreed to exercise the powers and undertake the duties hereby conferred and imposed upon the Agent as contemplated by paragraph 17(d).

     (ii) No resignation pursuant to paragraph 17(a)(i) shall take effect unless:

          (A) simultaneously with such resignation becoming effective the Agent resigns its appointment as Agent by the Other Issuer; and

          (B) a replacement Agent is appointed on substantially the same terms as the terms set forth in this Agreement and simultaneously with, and on the same terms, mutatis mutandis, as apply to the appointment of, the replacement Agent by the Other Issuer.

    (iii) If the Agent gives notice of its resignation in accordance with this paragraph 17(a) and by the tenth day before the expiration of such notice a replacement Agent has not been duly appointed, the resigning Agent shall appoint as its replacement any reputable and experienced financial institution. Immediately following such appointment, the Agent shall give notice of such appointment to the Issuer, whereupon the Issuer, the replacement Agent shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form mutatis mutandis of this Agreement.

(b)  Upon its resignation becoming effective:

     (i) the Agent shall forthwith transfer all records kept in connection with its duties hereunder to the successor Agent, but shall have no other duties or responsibilities hereunder, and shall be entitled to the payment by the Issuer of its remuneration for the services previously rendered hereunder in accordance with the terms of paragraph 18 and to the reimbursement of all reasonable expenses (including legal fees) incurred in connection therewith; and

     (ii) the Agent shall repay to the Issuer (or to the Issuer's order) such proportion of the fees paid to it hereunder as they may have agreed between them prior to the date hereof as being refundable in the circumstances.


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(c)  A  corporation  into which the Agent is merged or converted or with which it is consolidated or which results from a merger, conversion or consolidation to which it is a party shall, to the extent permitted by applicable law, be the successor Agent under this Agreement. The Agent agrees to do all such further acts and things (if any) as are necessary to give effect to this paragraph 17(c). The Agent shall forthwith notify the Issuer as soon as practicable after it becomes aware that any such event is to occur, giving details of the date on which such event is to occur and of the successor Agent.

(d) Upon any successor Agent appointed hereunder executing, acknowledging and delivering to the Issuer an instrument accepting such appointment hereunder, it shall, without any further act, deed or conveyance (but only if simultaneously the same occurs with respect to it in its capacity as successor Agent for the Other Issuer), become vested with all authority, rights, powers, trusts, indemnities, duties and obligations of the Agent hereunder.

(e) If the Agent shall change its specified office, it shall give to the Issuer not less than 30 days' prior written notice to that effect giving the address of the changed specified office. On behalf of the Issuer, the Agent (failing whom the Issuer) shall (unless the appointment of the Agent is to terminate pursuant to paragraph 17(b) on or prior to the date of such change) give to the Noteholder at least 15 days' notice of such change and of the address of the changed specified office.

18

(a) The Issuer shall, in respect of the services to be performed by the Agent under this Agreement, pay to the Agent the fees (together with any applicable value added tax thereon which may be imposed in any relevant jurisdiction) separately agreed between them. At the request of the Agent, the parties to this Agreement may, from time to time during the continuation of this Agreement, review the fees agreed initially pursuant to this paragraph 18(a) with a view to determining whether the parties can mutually agree upon any changes to such fees.

(b) The Issuer shall also pay (against presentation of the relevant invoices) from time to time on demand of the Agent all out-of-pocket expenses (including, by way of example only, legal, advertising, cable and postage expenses and insurance costs) reasonably and properly incurred by the Agent in connection with its services hereunder, together with any applicable value added tax as aforesaid.

(c) The Issuer agrees to pay any and all stamp and other documentary taxes or duties which may be incurred by the Agent in connection with the execution, delivery, performance and enforcement of this Agreement.

19 Any notice or demand to be given, made or served for any purposes under this Agreement shall be given, made or served by sending the same by pre-paid post (first class if inland, first class airmail if overseas) or facsimile transmission or by delivering it by hand as follows:

     to the Issuer:        15 Appold Street
                           London
                           EC2A 2HB

     Fax:                  +44(0)20 7814 8141/2
     Attention:            Directors/Company Secretary


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     to the Agent:         Winchester House
                           1 Great Winchester Street
                           London
                           EC2N 2DB

     Fax:                  +44(0)2 7547 6149
     Attention:

     or to such other address or facsimile number as shall have been notified (in accordance with this paragraph 19) to the other parties hereto and any notice or demand sent by post as aforesaid shall be deemed to have been given, made or served three days in the case of inland post or seven days in the case of overseas post after despatch and any notice or demand sent by facsimile transmission as aforesaid shall be deemed to have been given, made or served 24 hours after the time of despatch. A notice or demand given by facsimile transmission shall forthwith be confirmed by post provided that the failure of the addressee to receive such confirmation shall not invalidate the relevant notice or demand given by facsimile transmission.


20 This Agreement is governed by and shall be construed in accordance with English law.


Please confirm your agreement to the foregoing by countersigning and returning to the Issuer the enclosed duplicate copy of this Agreement.

Yours faithfully



/s/ Richard M. Constant
-----------------------------
(Director)



For and on behalf of
FRIEDLAND FINANCE (NUMBER TWO) LIMITED


/s/ Phil Bland
-----------------------------


Accepted and agreed
For and on behalf of
MORGAN GRENFELL & CO. LTD


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